UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	April 29, 2022

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Teleflex Incorporated (the “Company”) held its 2022 annual meeting of stockholders on April 29, 2022 (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the Company’s stockholders approved amendments and restatements of the Company’s bylaws (the “Bylaws”) and certificate of incorporation (the “Certificate of Incorporation”) to provide for the phased-in declassification of the Company’s Board of Directors (the “Board”) beginning at the Company’s annual meeting of stockholders in 2023. A description of the amendment and restatement of each of the Bylaws and the Certificate of Incorporation is more fully described on pages 64-66 of the Company’s definitive proxy statement for the 2022 Annual Meeting filed on March 30, 2022 (the “Proxy Statement”) in the section entitled “Proposal 4: Approval of Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board of Directors,” which pages are incorporated herein by reference as Exhibit 99.1. The amended and restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) reflecting these revisions was filed with the Secretary of State of the State of Delaware on May 2, 2022 (the “Filing Date”) and went effective on that date. The amended and restated Bylaws (the “A&R Bylaws”) went effective on the Filing Date at the effective time of the filing of the A&R Certificate of Incorporation. The A&R Bylaws and the A&R Certificate of Incorporation also include other administrative changes as further described in Exhibit 99.1.

The foregoing description of (a) the A&R Certificate of Incorporation is qualified in its entirety by reference to the text of the Company’s Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference, and (b) the A&R Bylaws is qualified in its entirety by reference to the text of the Company’s Second Amended and Restated Bylaws, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) At the 2022 Annual Meeting, the Company’s stockholders voted on:

•the election of three directors of the Company to serve for a term of three years or until their successors have been duly elected and qualified;

•the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022;

•a proposal to provide for the phased-in declassification of the Board through (a) the approval of the A&R Bylaws and (b) the approval of the A&R Certificate of Incorporation, each as referenced above; and

•a stockholder proposal to amend limited voting requirements in the Company’s governing documents.

(b) The final voting results with respect to each proposal are set forth below.

1.    Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
John C. Heinmiller	38,989,160	533,997	18,681	1,795,180
Andrew A. Krakauer	33,284,554	6,237,581	19,703	1,795,180
Neena M. Patil	39,440,935	83,086	17,817	1,795,180
2.    Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
36,448,162	3,039,019	54,657	1,795,180

3.    Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
39,641,133	1,675,589	20,296	0

4.    Proposal to Provide for the Phased-In Declassification of the Company’s Board of Directors through:

4A.    Approval of A&R Bylaws to Provide for the Phased-In Declassification of the Company’s Board of Directors

For	Against	Abstain	Broker Non-Votes
39,379,357	90,824	71,657	1,795,180.00

4B.    Approval of A&R Certificate of Incorporation to Provide for the Phased-In Declassification of the Company’s Board of Directors

For	Against	Abstain	Broker Non-Votes
39,383,327	87,584	70,927	1,795,180.00

5.    Stockholder Proposal to Declassify the Company's Board of Directors

For	Against	Abstain	Broker Non-Votes
37,582,320	1,861,775	97,743	1,795,180

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Title
3.1*	-	Amended and Restated Certificate of Incorporation of Teleflex Incorporated, effective May 2, 2022.
3.2*	-	Second Amended and Restated Bylaws of Teleflex Incorporated, effective May 2, 2022.
99.1	-
The section entitled “Proposal 4: Approval of Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board of Directors” of the Company’s Proxy Statement is incorporated herein by reference from the Company’s Proxy Statement filed on March 30, 2022.

104	-	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.
*Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2022	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary